Exhibit 10.14

LOAN ASSUMPTION AGREEMENT

by and between

ALGONQUIN PHASE I ASSOCIATES LLC AND ALGONQUIN COMMONS, LLC

as Prior Owner

and

JEFFREY R. ANDERSON

as Prior Guarantor

and

IN RETAIL FUND ALGONQUIN COMMONS, L.L.C.

as Borrower

and

IN RETAIL FUND, L.L.C.

as New Guarantor

and

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

as Lender

Property Known As

ALGONQUIN COMMONS

1520 Randall Road

Algonquin, Illinois 60102

THIS INSTRUMENT WAS PREPARED BY	Cross References:
AND UPON RECORDING RETURN TO:	Document 2004K145149
Document 2004K145150
Susan E. Wood, Esq.	Document 2004K163572
Sutherland Asbill & Brennan LLP	Document 2004K163573
999 Peachtree Street, N.E.	Kane County, Illinois Records
Atlanta, Georgia 30309	Authorization # 000576200

LOAN ASSUMPTION AGREEMENT

THIS LOAN ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of February 15, 2006 (the “Effective Date”) by and between ALGONQUIN PHASE I ASSOCIATES LLC and ALGONQUIN COMMONS, LLC, each an Illinois limited liability company having its principal place of business at Rookwood Tower, 3805 Edwards Road, Suite 700, Cincinnati, Ohio 45209 (collectively, “Prior Owner”); JEFFREY R. ANDERSON, an individual, having an office c/o Jeffrey R. Anderson Real Estate, Inc., Rookwood Tower, 3805 Edwards Road, Suite 700, Cincinnati, Ohio 45209 (“Prior Guarantor”); IN RETAIL FUND ALGONQUIN COMMONS, L.L.C., an Illinois limited liability company having its principal place of business at c/o Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523 (“Borrower”); IN RETAIL FUND, L.L.C., a Delaware limited liability company having its principal place of business at c/o Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523 (“New Guarantor”); and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having an office at 730 Third Avenue, New York, New York 10017 (“Lender”).

RECITALS

A.            Prior Owner was the maker of that certain Promissory Note (the “Note”) dated October 29, 2004, in the original principal amount of Seventy-Seven Million Three Hundred Thousand and 00/100 Dollars ($77,300,000.00) and payable to the order of Lender. The loan evidenced by the Note is herein referred to as the “Loan.”

B.            The Note is secured by (i) that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated October 29, 2004, executed by Prior Owner for the benefit of Lender, and recorded November 5, 2004, as Document 2004K145149 of the Official Records of Kane County, Illinois (the “Public Records”), as amended by that certain Amendment to Mortgage dated December 16, 2004, recorded December 22, 2004, as Document 2004K163571 of the Public Records, and (ii) that certain Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, dated December 16, 2004, executed by Prior Owner for the benefit of Lender, and recorded December 22, 2004 as Document 2004K163572 of the Public Records (collectively, the “Mortgage”). The Mortgage encumbers certain real property described on Exhibit A attached hereto and by this reference incorporated herein (together with all other property, real and personal, encumbered by the Mortgage, the “Property”).

C.            The Loan is further secured by (i) that certain Assignment of Leases and Rents dated October 29, 2004, executed by Prior Owner for the benefit of Lender and recorded November 5, 2004, as Document 2004K145150 of the Public Records, and (ii) that certain Second Assignment of Leases and Rents, dated December 16, 2004, executed by Prior Owner for the benefit of Lender, and recorded December 22, 2004, as Document 2004K163573 of the Public Records (collectively, the “ALR”).

D.            In connection with the Loan, Prior Owner also delivered, or caused to be delivered, the following documents to Lender:

(1)           those certain UCC Financing Statements (i) recorded as Documents 2004K132537, 2004K145152 and 2004K145153 of the Public Records, and (ii) filed as Instruments 9272089, 9272097, 9272100, 9374620, 9272119, 9272127 and 9272135 with the Secretary of State of Illinois (collectively, the “Prior UCC”) naming either Algonquin Phase I Associates LLC or Algonquin Commons, LLC as Debtor and Lender as Secured Party therein;

(2)           that certain Environmental Indemnity (the “Prior Environmental Indemnity”) dated October 29, 2004, executed by Prior Guarantor for the benefit of Lender;

(3)           that certain Non Recourse Carve-Out Guaranty (the “Prior Guaranty”) dated October 29, 2004, executed by Prior Guarantor for the benefit of Lender;

(4)           that certain Guaranty of Phase II Loan Obligations (the “Phase II Guaranty”) dated December 16, 2004, executed by Prior Owner for the benefit of Lender;

(5)           that certain Real Estate Tax Pledge and Security Agreement (the “Real Estate Tax Pledge”) dated October 29, 2004, executed by and among Lender, Prior Owner, and Capstone Realty Advisors LLC as Pledge Agent;

(6)           that certain Leasing Reserve and Security Agreement (the “Leasing Reserve”) dated October 29, 2004, executed by and among Lender, Prior Owner, and Capstone Realty Advisors LLC as Pledge Agent; and

(7)           that certain Outstanding Tenant Improvement Pledge and Security Agreement (the “Outstanding Tenant Improvement Agreement”) dated October 29, 2004, executed by and among Lender, Prior Owner and Capstone Realty Advisors as Pledge Agent.

(The Prior UCC, the Prior Environmental Indemnity and the Prior Guaranty are hereinafter referred to collectively as the “Prior Owner’s Loan Documents.”)

E.             Upon the Effective Date, Borrower is executing and delivering, or is causing to be delivered, to Lender the following documents:

(1)           those certain UCC Financing Statements (collectively, the “UCC”) naming Borrower as Debtor and Lender as Secured Party therein, to be filed in the Public Records and in the Office of the Secretary of State of Illinois with respect to both the mortgages constituting the Mortgage;

(2)           that certain Environmental Indemnity (the “Environmental Indemnity”) dated as of the Effective Date, executed by New Guarantor for the benefit of Lender;

(3)           that certain Non Recourse Carve-Out Guaranty (the “Guaranty”) dated as of the Effective Date, executed by New Guarantor for the benefit of Lender; and

(4)           that certain Agreement of Manager (the “Agreement of Manager”) dated as of the Effective Date, executed by Borrower, Lender and Jeffrey R. Anderson Real Estate, Inc., an Ohio corporation, as Manager.

(The Note, the Mortgage, the ALR, the Phase II Guaranty, the Real Estate Tax Pledge, the Leasing Reserve, the Outstanding Tenant Improvement Agreement, the UCC, the Environmental Indemnity, the Guaranty, the Agreement of Manager and this Agreement, together with all other documents evidencing, securing or otherwise pertaining to the Loan (other than the Prior Owner’s Loan Documents) are hereinafter referred to collectively as the “Loan Documents”, and singularly as a “Loan Document”.)

F.             The Property is being conveyed by Prior Owner to Borrower as of the Effective Date, and as part of the consideration for such conveyance, Borrower agrees to assume all the obligations under the

Loan Documents from and after the Effective Date and comply with all covenants and obligations contained in the Loan Documents from and after the Effective Date.

G.            Prior Owner and Borrower have requested that Lender consent to the assumption of the Loan and waive the due on sale restrictions of the Mortgage to permit the conveyance of the Property to Borrower.

H.            Lender is willing to consent to the transfer of the Property by Prior Owner to Borrower and the assumption of the Loan by Borrower, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by the parties hereto each to the other and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Loan Information.  Lender advises that the principal balance outstanding under the Note as of the Effective Date is $77,024,472.69. Principal and interest on the Loan has been paid through February 1, 2006 in accordance with the terms of the Note. All escrow deposits held by or on behalf of Lender in connection with the Loan Documents shall, from and after the Effective Date, be for the account of Borrower. To the actual knowledge of Lender as of the Effective Date, no Event of Default (as defined in the Mortgage) under the Loan Documents has occurred and is continuing, nor, to the actual knowledge of Lender, have there been any conditions which with the giving of notice or passage of time or both may constitute a default by Prior Owner under the Loan Documents. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender.

2.             Organization and Authority of Borrower.  Borrower represents and warrants to Lender as follows:

(a)           Borrower is a limited liability company, duly formed and validly existing under the laws of the state of Illinois, and duly qualified to transact business under the laws of the state in which the Property is located. The taxpayer identification number of the Borrower is 20-3773203. The Illinois organizational identification number of the Borrower is 01676768. On or prior to the date hereof, Borrower has delivered to Lender a fully executed IRS form W-9.

(b)           No proceeding is pending for the dissolution or annulment of Borrower, and all license and franchise taxes due and payable by Borrower have been paid in full.

(c)           Borrower has the full power and authority to enter into and perform this Agreement and to assume the Loan. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Borrower (1) has been duly and validly authorized by all necessary action on the part of Borrower, (2) does not conflict with or result in a violation of Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Borrower is a party, and (3) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Borrower is bound or to which Borrower is a party.

3.             Consent of Lender.  Lender hereby consents to the sale of the Property by Prior Owner to Borrower and agrees that such sale shall not constitute a default under the Loan Documents. Notwithstanding the foregoing, this consent to the transfer of the Property shall not be deemed to be a waiver of the right of Lender under the Mortgage or the Loan Documents to prohibit any future transfers of the Property or any interest therein, or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Mortgage. Notwithstanding the foregoing consent by Lender, Lender agrees that the sale of the Property by Prior Owner to Borrower, together with the assumption of the Loan by Borrower, does not constitute the exercise of Prior Owner’s one-time right to a Permitted Loan Assumption (as defined in Section 12.3 of the Mortgage), and Lender confirms that Section 12.3 of the Mortgage remains in full force or effect, as modified as set forth in Section 26 below. From and after the Effective Date, references in the Loan Documents to “Maker,” “Mortgagor,” “Debtor,” “Borrower,” or other similar references that prior to the Effective Date referred to Prior Owner shall refer to Borrower, and references in the Loan Documents to “Guarantor” or other similar references that prior to the Effective Date referred to Prior Guarantor shall refer to New Guarantor.

4.             Assumption and Ratification.  Borrower hereby assumes and agrees to comply with all covenants and obligations contained in the Loan Documents and henceforth shall be bound by all the terms thereof from and after the Effective Date. Without limiting the foregoing, from and after the Effective Date, Borrower hereby assumes and agrees to pay in full as and when due all payments, the obligations and other indebtedness evidenced by the Note first arising after the Effective Date. As assumed hereby, the Loan Documents shall remain in full force and effect, except as otherwise provided in Section 26 below. Borrower hereby authorizes Lender to file any and all UCC financing statements as Lender may deem necessary including, without limitation, financing statements containing the description “all assets of Borrower” or “all personal property of Borrower” or similar language. The Borrower hereby adopts, ratifies and confirms as of the Effective Date all of the representations, warranties and covenants of Prior Owner contained in the Loan Documents, except to the extent modified in Section 26 below.

5.             Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:

(a)           To the best of Borrower’s knowledge, as of the Effective Date, there is no Event of Default (as defined in the Mortgage) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents;

(b)           Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and the Loan Documents and is familiar with same, and Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Borrower;

(c)           The assumption of the Loan by Borrower will not result in a violation of any of the covenants contained in Section 8.3 of the Mortgage entitled “ERISA Compliance” or Section 8.4 of the Mortgage entitled “Anti-Terrorism”;

(d)           Borrower is not opposing and has not opposed Lender in a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal; and

(e)           Borrower and its constituent entities are free from bankruptcy.

Borrower acknowledges that Lender is relying upon the foregoing representations and warranties as a material inducement to Lender’s execution of this Agreement.

6.             Release of Claims.  Prior Owner, Prior Guarantor, Borrower and New Guarantor (collectively and individually, “Borrower Parties”), hereby jointly and severally, unconditionally and irrevocably, finally and completely RELEASE AND FOREVER DISCHARGE Lender, and its respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future (collectively and individually, “Lender Parties”), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan, the Prior Owner’s Loan Documents or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Each of Prior Owner and Prior Guarantor represents and warrants to Lender that Prior Owner or Prior Guarantor, as applicable, has not previously assigned or transferred to any person or entity any matter released hereunder, and each of Prior Owner and Prior Guarantor agrees to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer. Each of Borrower and New Guarantor represents and warrants to Lender that Borrower or New Guarantor, as applicable, has not previously assigned or transferred to any person or entity any matter released hereunder, and each of Borrower and New Guarantor agrees to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer.

7.             Default.  Any (i) default by Borrower in the performance of its obligations herein contained, or (ii) any material inaccuracy in the representations and warranties made by Borrower herein, which have not been cured on or before the expiration of any applicable cure periods set forth in the Loan Documents, shall constitute a default under the Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents.

8.             Lift of Bankruptcy Stay.  Notwithstanding any provision in the Loan Documents to the contrary, in the event Borrower shall make application for or seek relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the “Code”), or in the event that any involuntary petition is filed against Borrower under any section of the Code, Borrower will not oppose Lender’s application for immediate relief from any automatic stay imposed by Sec. 362 of the Code, or otherwise, or on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan Documents and as otherwise provided by law.

9.             Fees.  Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys’ fees, title company fees, title insurance premiums, recording costs, and other closing costs incurred by Lender in connection with this Agreement, will be paid by Borrower as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof.

10.          No Offsets or Defenses.  Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the

Note, the Mortgage or any other Loan Document. Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the Effective Date, Borrower does hereby irrevocably and expressly waive the right to assert such matter. Borrower understands and agrees that the foregoing release is in consideration for the agreements of Lender contained herein, and Borrower will receive no further consideration for such release.

11.          Confirmation.  Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed and republished hereby; and except as otherwise specifically set forth herein, Borrower hereby assumes, affirms, reaffirms and republishes all of the warranties, covenants and agreements as set forth in the Loan Documents.

12.          Usury Savings Clause.  Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Lender hereby agree that all agreements between them with respect to the Loan, including but not limited to the Loan Documents, whether now existing or hereafter arising are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (the “Maximum Rate”). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement or the Loan Documents at the time performance of such provisions shall be due would involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents or Borrower’s Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan and does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate. The terms and provisions of this Section 12 shall control every other provision of this Agreement and all other agreements between Borrower and Lender.

13.          Modifications, Waiver.  No waiver, modification, amendment, discharge, or change of any of the Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

14.          No Novation.  THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER’S LIENS IN ANY OF THE COLLATERAL SECURING THE EXISTING NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE.

15.          Recitals True.  Prior Owner, Prior Guarantor, Borrower, New Guarantor and Lender each hereby approve the recitations set forth in the preamble of this Agreement and agree that said recitations are true and correct in all respects.

16.          Notices.  Lender and Borrower agree that Notices (as that term is defined in Section 17.1 of the Mortgage) shall be given in the manner set forth in Section 17.1 of the Mortgage. Lender and Borrower further agree that all notice provisions contained in the Loan Documents are hereby modified to amend the notice address for Borrower, and that from and after the Effective Date the notice address for Borrower is as follows:

If to Borrower:

IN Retail Fund Algonquin Commons, L.L.C.

c/o Inland Real Estate Corporation

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Mark Zalatoris and David Kayner

with a courtesy copy to:

Levenfeld Pearstein, LLC

Two N. LaSalle Street, Suite 1300

Chicago, Illinois 60602

Attention: Marc S. Joseph, Esq.

and

Morgan Stanley Real Estate Investments

US RE Investing Division

One Financial Place

440 S. LaSalle Street, 37th Floor

Chicago, Illinois 60605

Attention: Mr. Brian Lantz

Each party to this Agreement may designate a further change of address by notice given as required in the Mortgage.

17.          Severability.  If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

18.          Counterpart.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

19.          Governing Law.  The terms and conditions of this Agreement shall be governed by the applicable laws of the state in which the Property is located.

20.          Interpretation.  Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

21.          Amendment.  The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower and Lender.

22.          Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

23.          Successors and Assigns.  The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

24.          TRIAL BY JURY WAIVER.  BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THIS AGREEMENT OR THE LOAN DOCUMENTS.

25.          Release.  Lender hereby forever releases and discharges Prior Owner, Prior Guarantor and their respective affiliates, subsidiaries, parents, officers, shareholders, directors, members, partners, employees, attorneys and agents, past, present and future, of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions, causes of action, or duties under the Loan Documents and the Prior Owner’s Loan Documents of any nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, first arising from and after the Effective Date; provided, however, that Prior Owner, Prior Guarantor and their respective affiliates, subsidiaries, parents, officers, shareholders, directors, members, partners, employees, attorneys and agents, past, present and future, are not released or discharged from any claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions, causes of action, or duties under the Loan Documents or the Prior Owner’s Loan Documents of any nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, arising prior to the Effective Date. Notwithstanding the foregoing, Prior Owner acknowledges its obligation to Lender under Section 27 below and agrees that the release and discharge set forth in this Section 25 as to Prior Owner does not constitute a release or discharge of Prior Owner’s obligation under Section 27 below.

26.          Modification of Mortgage.  From and after the Effective Date, the Mortgage is modified as follows:

(a)           Sections 2.3(b)(i) and (v) of the Mortgage are hereby deleted in their entirety and the following new Sections are inserted in lieu thereof:

“(i)          The Exact Legal Name and Address of Debtor is:

IN Retail Fund Algonquin Commons, L.L.C.

c/o Inland Real Estate Corporation

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Mark Zalatoris and David Kayner

“(v)         Federal Identification Number of Debtor: 20-3773203”

(b)           Section 7.4(i) of the Mortgage is deleted in its entirety and the following new Section 7.4(i) inserted in lieu thereof:

“(i)          IN Retail Fund Algonquin Commons, L.L.C., or the transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;”

(c)           Section 12.1(a) of the Mortgage is supplemented by adding the following sentence at the end of Section 12.1(a):

“Notwithstanding the foregoing to the contrary, a Transfer shall not include space leases to tenants at the Property in compliance with the Loan Documents.”

(d)           Section 12.1(b) of the Mortgage is deleted in its entirety and the following new Section 12.1(b) is inserted in lieu thereof:

“(b)         Borrower represents, warrants and covenants that:

“(i)          Borrower is an Illinois limited liability company. The manager of Borrower is IN Retail Fund, L.L.C., a Delaware limited liability company (“IN Retail Fund”). The manager of IN Retail Fund is IN Retail Manager, L.L.C., a Delaware limited liability company (“IN Retail Manager”). The manager of IN Retail Manager is Inland Real Estate Corporation, a Maryland corporation (“Inland”).

“(ii)                            The membership interests in IN Retail Fund are as follows:

(A)                              Inland, 50%; and

(B)                                The New York State Teachers Retirement System (“NYSTRS”), 50%.

“(iii)                         The membership interests in IN Retail Manager are as follows:

Inland, 100%.

“(iv)                        Inland is a publicly held company traded on the New York Stock Exchange.

“The members described above are referred to as the ‘Existing Members’.”

(e)                                  Section 12.2(b) of the Mortgage is deleted in its entirety and the following new Section 12.2(b) is inserted in lieu thereof:

“(b)                           Upon compliance with the conditions set forth in the preceding subsection, the following Transfers (the ‘Permitted Transfers’) may occur without Lender’s prior consent: transfers of direct or indirect interests in Borrower, provided that subsequent to the Transfer, either Inland or NYSTRS controls (directly or indirectly) the Property and retains (directly or indirectly) not less than a 15% equity interest in the Property.”

(f)                                    Section 12.3(iii) of the Mortgage is deleted in its entirety and the following new Section 12.3(iii) is inserted in lieu thereof:

“(iii)                         Borrower pays to Lender, or causes payment to Lender of, a transfer fee of one and one quarter percent (1.25%) of the outstanding principal balance of the Loan.”

(g)                                 The Mortgage is also amended to provide that Lender acknowledges and agrees that direct or indirect transfers of membership interests in IN Retail Fund to either The New York State Teachers’ Retirement System or Inland Real Estate Corporation, pursuant to Section 10.5, 10.6, 10.7, 10.9 or 10.13 of the Operating Agreement of the IN Retail Fund, a copy of which has been furnished to Lender (the “Operating Agreement”), as set forth in the copy of the Operating Agreement furnished to Lender by Borrower, shall not constitute Transfers and shall be permitted under the Loan Documents so long as, subsequent to any such transfer (i) Jeffrey R. Anderson Real Estate, Inc., Inland Commercial Property Management, Inc., or such other property manager of first-class commercial real estate comparable to the Property for not less than 10 years and having a reputation in the industry at least equal to that of Jeffrey R. Anderson Real Estate, Inc. or Inland Commercial Property Management, Inc. and otherwise reasonably satisfactory to Lender, continues to manage the Property, and (ii) either Inland or NYSTRS controls (directly or indirectly) the Property and retains (directly or indirectly) not less than a 15% equity interest in the Property. Lender hereby acknowledges and agrees that any loan assumption fees as set forth in the Loan Documents or otherwise shall not apply to any transfer described in this Section 26(g).

27.                               Annual Financial Statement for 2005.  On or before March 31, 2006, Prior Owner shall provide to Lender, or cause to be provided to Lender, the Annual Financial Statement for 2005, as described in Section 10.1(a) of the Mortgage.

28.                               Letter of Credit Agreement.  Lender acknowledges and agrees that the terms and conditions of that certain Letter of Credit Agreement dated October 29, 2004, by and between Prior Owner and Lender (the “LC Agreement”) have been fully satisfied by Prior Owner, and Lender has returned the Letter of Credit (as defined in the LC Agreement) to Prior Owner. Accordingly, as of the Effective Date, the LC Agreement shall be terminated and shall be of no further force or effect, and any and all references to the LC Agreement or the Letter of Credit in the Loan Documents shall be deleted in their entirety and shall be of no further force or effect.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereby have all executed this Agreement under seal as of the day and year first hereinabove written.

BORROWER:

IN RETAIL FUND ALGONQUIN COMMONS, L.L.C.
an Illinois limited liability company

		By:	IN Retail Fund, L.L.C.,
a Delaware limited liability company,
its Manager

			By:	IN Retail Manager, L.L.C.,
a Delaware limited liability company,
its Manager

				By:	Inland Real Estate Corporation,
a Maryland corporation, its Manager

					By:	/s/ Mark Zalatoris
					Name:	Mark Zalatoris
					Title:	Executive Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Dupage	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Mark Zalatoris, known to me as the person whose name is subscribed to the foregoing instrument and known to me to be the Executive V.P. of Inland Real Estate Corporation, a Maryland corporation, the Manager of IN Retail Manager, L.L.C., a Delaware limited liability company, the Manager of IN Retail Fund, L.L.C., a Delaware limited liability company, the Manager of IN Retail Fund Algonquin Commons, L.L.C., an Illinois limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said IN Retail Fund Algonquin Commons, L.L.C.

Given under my hand and seal of office this 2nd day of February, 2006.

/s/ Jennifer R. Helmick
OFFICIAL SEAL	Printed Name:	Jennifer R. Helmick
JENNIFER R. HELMICK	Notary Public for the State of Illinois
NOTARY PUBLIC, STATE OF ILLINOIS	My Commission Expires: 04/26/09
MY COMMISSION EXPIRES 04/26/09
Affix Notary Seal

NEW GUARANTOR:

IN RETAIL FUND, L.L.C.,
a Delaware limited liability company

	By:	IN Retail Manager, L.L.C.,
a Delaware limited liability company,
its Manager

	By:	Inland Real Estate Corporation,
a Maryland corporation, its Manager

		By:	/s/ Mark Zalatoris
		Name:	Mark Zalatoris
		Title:	Executive Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Dupage	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Mark Zalatoris, known to me as the person whose name is subscribed to the foregoing instrument and known to me to be the Executive V.P of Inland Real Estate Corporation, a Maryland corporation, the Manager of IN Retail Manager, L.L.C., a Delaware limited liability company, the Manager of IN Retail Fund, L.L.C., a Delaware limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said IN Retail Fund, L.L.C.

Given under my hand and seal of office this 2nd day of February, 2006.

/s/ Jennifer R. Helmick
	Printed Name:	Jennifer R. Helmick
OFFICIAL SEAL	Notary Public for the State of Illinois
JENNIFER R. HELMICK	My Commission Expires: 04/26/09
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 04/26/09	Affix Notary Seal

PRIOR OWNER:

ALGONQUIN PHASE I ASSOCIATES LLC, an
Illinois limited liability company

By:	Jeffrey R. Anderson Real Estate, Inc., an
Ohio corporation and its authorized agent

	By:	/s/ Jeffrey R. Anderson
Jeffrey R. Anderson, President

ALGONQUIN COMMONS, LLC, an
Illinois limited liability company

By:	Jeffrey R. Anderson Real Estate, Inc., an
Ohio corporation and its authorized agent

	By:	/s/ Jeffrey R. Anderson,
Jeffrey R. Anderson, President

[Acknowledgements on Following Page]

STATE OF Ohio	)
) ss.
COUNTY OF Hamilton	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Jeffrey R. Anderson, known to me as the person whose name is subscribed to the foregoing instrument and known to me to be the President of Jeffrey R. Anderson Real Estate, Inc., authorized agent for Algonquin Phase I Associates LLC, an Illinois limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said Algonquin Phase I Associates, LLC.

Given under my hand and seal of office this 2 day of February, 2006.

KIMBERLEA RAMSEY
Notary Public	/s/ Kimberlea Ramsey
In and for the State of Ohio	Printed Name:	Kimberlea Ramsey
My Commission Expires	Notary Public for the State of Ohio
November 11, 2007	My Commission Expires: 11-11-2007

Affix Notary Seal

STATE OF Ohio	)
) ss.
COUNTY OF Hamilton	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Jeffrey R. Anderson, known to me as the person whose name is subscribed to the foregoing instrument and known to me to be the President of Jeffrey R. Anderson Real Estate, Inc., authorized agent for Algonquin Commons, LLC, an Illinois limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said Algonquin Commons, LLC.

Given under my hand and seal of office this 2 day of February, 2006.

KIMBERLEA RAMSEY
Notary Public	/s/ Kimberlea Ramsey
In and for the State of Ohio	Printed Name:	Kimberlea Ramsey
My Commission Expires	Notary Public for the State of Ohio
November 11, 2007	My Commission Expires: 11-11-2007

Affix Notary Seal

PRIOR GUARANTOR:

/s/ Jeffrey R. Anderson
JEFFREY R. ANDERSON, an individual

STATE OF Ohio	)
) ss.
COUNTY OF Hamilton	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Jeffrey R. Anderson, an individual, known to me as the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed the said instrument for the uses, purposes and consideration therein expressed.

Given under my hand and seal of office this 2 day of February, 2006.

/s/ Kimberlea Ramsey
KIMBERLEA RAMSEY	Printed Name:	Kimberlea Ramsey
Notary Public	Notary Public for the State of Ohio
In and for the State of Ohio	My Commission Expires: 11-11-2007
My Commission Expires
November 11, 2007	Affix Notary Seal

LENDER:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA,
a New York corporation

By:	/s/ Kelly West
Name:	Kelly West
Title:	Director

STATE OF New York	)
) ss.
COUNTY OF New York	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Kelly West, known to me as the person whose name is subscribed to the foregoing instrument and known to me to be Director of Teachers Insurance and Annuity Association of America, a New York corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said Teachers Insurance and Annuity Association of America.

Given under my hand and seal of office this 6 day of February, 2006.

/s/ Loretta M. Monahan
Printed Name:	LORETTA M. MONAHAN
Notary Public for the State of Ny
My Commission Expires: 1/12/2010

Affix Notary Seal
LORETTAM.MONAHAN
Notary Public, State of N.Y.
No.01M06001475
Commission Expires 1/12/2010

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1:

LOT 1 IN ALGONQUIN COMMONS, BEING A SUBDIVISION OF PART OF FRACTIONAL SECTION 6, TOWNSHIP 42 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JANUARY 19, 2006 AS DOCUMENT NUMBER 2006K007237, IN KANE COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS FOR ROADWAYS, WATERMAIN, SANITARY SEWER, STORM SEWER AND DETENTION FACILITY FOR THE BENEFIT OF PARCEL 1 AS SET FORTH AND DEFINED IN AMENDED AND RESTATED DECLARATION OF EASEMENTS, RESTRICTIONS AND MAINTENANCE AGREEMENT FOR ALGONQUIN COMMONS LIFESTYLE CENTER RECORDED OCTOBER 12, 2004 AS DOCUMENT 2004K132533.